UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                     ----------------------------------

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

                     ----------------------------------


                                 DATE OF REPORT

             (DATE OF EARLIEST EVENT REPORTED):  MARCH 14, 1997



                          APPLIED MAGNETICS CORPORATION

           (Exact Name of Registrant as Specified in its Charter)



   DELAWARE              1-6635            95-1950506
(State or Other       (Commission        (IRS Employer
Jurisdiction of       File Number)     Identification No.)
Incorporation


                               75 ROBIN HILL ROAD

                            GOLETA, CALIFORNIA 93117

                  (Address of Principal Executive Offices)

                         REGISTRANT'S TELEPHONE NUMBER,
                       INCLUDING AREA CODE: (805) 683-5353

                             Exhibit Index on Page 3

Item 5  OTHER EVENTS

            Attached hereto as Exhibit 99.1 is the Press Release dated March 14, 1997 announcing the withdrawal of the proposed exchange tender offer and proposed consent solicitation by Applied Magnetics Corporation to the stockholders of Read-Rite Corporation (the "Exchange Tender Offer").

Item 7  FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits.

Exhibit No.   Description of Exhibit
-----------   ----------------------

    99.1 Press Release dated March 14, 1997 announcing the withdrawal of the proposed Exchange Tender Offer and proposed consent solicitation.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        APPLIED MAGNETICS CORPORATION



                        By:   /s/ Craig D. Crisman
                              -----------------------------
                              Craig D. Crisman
                              Chairman of the Board and
                              Chief Executive Officer
                              (Principal Financial Officer)


Dated:  March 14, 1997



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



                                INDEX TO EXHIBITS


                                                Sequentially
Exhibit                                           Numbered
Number      Description of Exhibit                  Page
-------     ----------------------              ------------

 99.1       Press Release dated March 14,
            1997 announcing the withdrawal
            of the proposed Exchange Tender
            Offer and proposed consent
            solicitation.                             4

                                                                EXHIBIT 99.1
                                                                ------------


[Logo]  Applied Magnetics                                       NEWS RELEASE



FOR IMMEDIATE RELEASE

Contacts:

Media                                   Investors and Analysts
-----                                   ----------------------
Robinson Lerer & Montgomery:            MacKenzie Partners, Inc.
David Allan                             Lawrence E. Dennedy
212-484-7781                            212-929-5239
Michael Bulger                          John K. Kelly
212-484-7413                            310-284-5239


                          APPLIED MAGNETICS CORPORATION
                          WITHDRAWS OFFER FOR READ-RITE


Goleta, CA, March 14, 1997 -- Applied Magnetics Corporation (NYSE: APM) announced today that it is withdrawing its proposal for a business combination with Read-Rite Corporation (NASDAQ:
RDRT).

"Our intention in proposing this transaction was to create value for the shareholders of both companies," said Applied Magnetics Chief Executive Officer Craig D. Crisman. "Although we continue to believe the strategic rationale for this combination is compelling, we recognize that based on the current value of Applied Magnetics' common stock the transaction is not feasible."

Crisman added, "Over the past two years, we've accomplished a dramatic turnaround at Applied Magnetics. We enjoy a strong market position and expect to deliver successfully on our business plan."

Applied Magnetics Corporation (APM) is a leading independent supplier of magnetic recording disk heads and head stack assemblies for rigid disk drives. APM supplies advanced thin film and magnetoresistive (MR) products to the world's top disk-drive makers. The Company commits substantial resources to technology and product development to meet continuous demands for higher performance disk heads.

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